UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 22, 2019
First Busey Corporation
(Exact name of registrant as specified in its charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
(Address of principal executive offices) (Zip code)
(217) 365-4544
(Registrant's telephone number, including area code)
 N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 22, 2019, First Busey Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) in Urbana, Illinois.  A total of 46,348,382 of the Company's shares of common stock were present or represented by proxy at the Annual Meeting. This represented approximately 83.34% of the Company's 55,612,896 shares of common stock that were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, the stockholders voted on three proposals.  The proposals are described in the 2019 Proxy Statement.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows:
1.
The election of ten individuals to serve as a director of the Company for a one-year term expiring at the 2020 Annual Meeting of Stockholders or until their successors are elected and have qualified.  There were 9,070,402 broker non-votes in connection with the election of directors.

Name	Votes For	Votes Withheld
George Barr	36,828,310	449,670
Stanley J. Bradshaw	33,965,661	3,312,319
Michael D. Cassens	36,884,189	393,791
David J. Downey	26,953,225	10,324,755
Van A. Dukeman	36,769,066	508,914
Frederic L. Kenney	36,833,377	444,603
Stephen V. King	36,360,430	917,550
Gregory B. Lykins	35,737,649	1,540,331
George T. Shapland	34,769,771	2,508,209
Thomas G. Sloan	35,935,726	1,342,254

2.	The approval, in a non-binding, advisory vote, of the compensation of the named executive officers of the Company.
Votes For	Votes Against	Abstentions	Broker Non-Votes
31,999,628	4,972,833	305,519	9,070,402

3.	To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.
Votes For	Votes Against	Abstentions	Broker Non-Votes
46,033,802	270,958	43,622	-

Item 8.01.  Other Events.

On May 22, 2019, the Company's board of directors approved an amendment to the Company’s previously adopted share repurchase program to increase the number of shares of the Company’s common stock available for repurchase. Under the amended share repurchase program, the Company is now authorized to repurchase, from time to time as the Company deems appropriate, up to 1,333,334 remaining shares of the Company's common stock.  Repurchases may be made in the open market, through block trades or otherwise, and in privately negotiated transactions. The repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be extended, modified, suspended or discontinued at any time.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2019	First Busey Corporation
By: /s/ Robin N. Elliott
Name:          Robin N. Elliott
Title:            Chief Financial Officer